UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2023

ENGlobal Corporation
(Exact name of registrant as specified in its charter)

Nevada	001-14217	88-0322261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11740 Katy Fwy – Energy Tower III, 11th floor Houston, TX	77079
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 281-878-1000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ENG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On May 22, 2023, ENGlobal Corporation, a Nevada corporation (the “Company”), ENGlobal U.S., Inc., a Texas corporation (“ENGlobal US”), and ENGlobal Government Services, Inc., a Texas corporation (“ENGlobal Government” and, together with the Company and ENGlobal US, the “Borrowers”), entered into a modification with respect to its Loan and Security Agreement (the “Loan Modification”) with Pacific Western Bank dba Pacific Western Business Finance, a California state-chartered bank (the “Lender”).

Set forth below are certain material terms of the Loan Modification:

Maximum Credit Limit: Reduced to $750,000 on May 22, 2023 and then to $500,000 on June 16, 2023 until maturity.

Maturity Date: June 30, 2023.

Credit Limit:  Lender will not be obligated to make any loan if doing so would, after giving effect thereto, cause the outstanding amount of all indebtedness to exceed the credit limit.  The credit limit is an amount equal to the lesser of (a) the Maximum Credit Limit and (b) 75% of the Borrowers’ Eligible Accounts (as defined in the Loan and Security Agreement).

Loan Fee: The Borrowers paid to Lender a one-time fee of $10,000 on May 22, 2023 and will pay an additional fee of $10,000 on June 30, 2023 if the loan is not repaid on or before June 30, 2023.

In addition, the Lender waived any event of default relating to the changes in the Company’s CEO and President prior to May 22, 2023.

The foregoing description of the Loan Modification is included to provide you with information regarding its terms. It does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Loan Modification, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description

Exhibit 10.1

Fourth Modification to Loan and Security Agreement dated as of May 22, 2023, by and among ENGlobal Corporation, ENGlobal U.S., Inc., ENGlobal Government Services, Inc., and Pacific Western Bank, a California bank, as lender.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENGlobal Corporation
(Registrant)

May 23, 2023	/s/ Darren W. Spriggs
(Date)	Darren W. Spriggs, Chief Financial Officer, Treasurer and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

10.1

Fourth Modification to Loan and Security Agreement dated as of May 22, 2023, by and among ENGlobal Corporation, ENGlobal U.S., Inc., ENGlobal Government Services, Inc., and Pacific Western Bank, a California bank, as lender.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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